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                                                                    EXHIBIT 24.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Starbucks Corporation on Form S-8 of our report dated December 10, 1999 incorporated by reference in the Annual Report on Form 10-K of Starbucks Corporation for the year ended October 3, 1999.

DELOITTE & TOUCHE LLP

Seattle, Washington
May 15, 2000